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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (date of earliest event reported) April 24, 2002

                                       ZAP
                             (Formerly ZAPWORLD.COM)
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             (Exact name of Registrant as specified in its charter)




         CALIFORNIA                   0-303000                   94-3210624
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(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)



                                117 MORRIS STREET
                              SEBASTOPOL, CA, 95472
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                    (Address of principal executive offices)


                                 (707) 824-4150
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               Registrant's telephone number, including area code



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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On April 24, 2002, ZAP (the "Company") decided to change its independent auditors from Grant Thornton LLP to Odenberg Ullakko Munanishi & Co. LLP for the fiscal year ended December 31, 2002. The primary reason for the change was the Company's desire to engage a smaller and more personalized accounting firm. The change in independent auditors was approved by the Board of Directors of ZAP. During the fiscal years ended 2000 and 2001 and through the date of change, there were no disagreements between the Company and Grant Thornton, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
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(c) Exhibits.

16. Letter from Grant Thornton, LLP regarding its concurrence or disagreement with the statements made in this report.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

April 29, 2002

ZAP

BY:

/s/ Gary Starr
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Gary Starr Director/ Chief Executive Officer
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Exhibit Index                    Description
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16                           Letter from Grant Thornton, LLP former independent
                             auditors, regarding its concurrence or disagreement with the statements made in this report.